                                                                                                       Exhibit 10.29

                                                  AMENDMENT NO. 1
                                                       TO THE
                                          NAVISTAR INTERNATIONAL CORPORATION
                                               STOCK OWNERSHIP PROGRAM

                                          (Effective as of April 17, 2001)

          WHEREAS,  On June 16, 1997 the Board of Directors of Navistar  International  Corporation  (the  "Company")
approved the terms of the Stock  Ownership  Program  (the  "Plan") in which all  officers and senior  managers in Pay
Levels 9-12 (the "Participants") participate;

          WHEREAS,  it is  desired to amend the Plan to  refinance  and  extend  the term of  certain  Company  loans provided to Participants under the Plan; and

WHEREAS, it is desired to amend other provisions of the Plan.

NOW THEREFORE, the Plan is hereby amended as follows:

         1.       At the request of a  Participant,  the Company will  refinance  any Company  loans  provided to the
Participant  under the Plan that are  outstanding  on the date hereof.  A Participant  requesting a refinancing  will file a request  with the Company  and execute an Amended  Promissory  Note in the form  attached  hereto as Exhibit E
("Amended  Promissory Note"),  which will be substituted in its entirety for the existing Promissory Note executed by the Participant in connection with his or her participation in the Plan ("Existing  Promissory Note").  Interest will accrue on the Amended  Promissory Note at the Applicable  Federal Rate in effect on the date the Participant  request such refinancing,  compounded  annually.  The refinanced loan will have a term of nine (9) years from the date of the
Amended Promissory Note, subject to accelerated  maturity in connection with certain  terminations of employment,  as stated in the Amended Promissory Note, and otherwise in accordance with the terms of the Plan, as amended hereby.

         2.       The Section of the Plan entitled  "Company Loan to Meet  Two-Thirds of Ownership  Requirements"  is
                                                     -----------------------------------------------------------
hereby restated in its entirety to read as follows:

                  "Company Loan To Meet Two-Thirds of Ownership Requirement.  To assist Participants in meeting their
                  ----------------------------------------------------------
Ownership  Requirement,  the  Company  will  provide  financing  for a purchase of shares by the  Participant  on the following terms:

         o        The  Company  will lend to a  Participant  at any time an amount  sufficient  to enable the  Participant  to purchase two-thirds of his or her Ownership Requirement.

         o        A Participant  requesting a loan will file an application and execute a Note in the forms attached hereto as
                  Exhibits C and D, respectively.

         o        The loan will have a term of nine years with payment of principal and accrued  interest due at maturity in a balloon  payment,  subject to  accelerated  maturity in  connection  with certain  terminations  of employment,  as stated below. A sale,  pledge, or other disposition of the shares acquired with the loan will not result in an acceleration of the maturity of the loan. You may voluntarily  repay all or any part of the loan or interest thereon prior to maturity, without penalty.

                                                         E-6
                                                                                            EXHIBIT 10.29 (CONTINUED)

                                                   AMENDMENT NO. 1
                                                       TO THE
                                          NAVISTAR INTERNATIONAL CORPORATION
                                               STOCK OWNERSHIP PROGRAM

         o        The following  provisions apply to the loan in the event of the  Participant's  termination of employment by the  Company  (and  any  subsidiary  of the  Company  which  employs  the  Participant).  The  term
                  "Retirement"  means voluntary  termination of employment with the Company (and/or any subsidiary of the Company which employs the Participant)  following which the Participant is eligible promptly to commence  receiving  benefits from a qualified pension plan maintained by the Company or any of its subsidiaries.

              -        In the event of the  Participant's  termination by the Company for any reason (other than termination by the
                       Participant due to Retirement or Participant's death or disability),  the Participant shall be required to (i) immediately  post collateral of a type acceptable to the Company having a fair market value (or, if the Company is then subject to  Regulation G  promulgated  by the Federal
                       Reserve  Board,  a "loan  value" as  defined in  Regulation  G) equal to the lesser of (x) the aggregate  amount of the accrued  interest and principal then  outstanding on the loan and (y)
                       the aggregate  fair market value,  at the date of such  termination,  of the shares  purchased with the original  loan,  and (ii) within 45 days of  termination  repay in full the aggregate amount of the accrued interest and principal then outstanding on the loan.

              -        In the event of termination by the Participant due to Retirement,  the Participant  shall be required to (i)
                       immediately  post  collateral of a type  acceptable to the Company  having a fair market value
                       (or, if the Company is then subject to Regulation G promulgated by the Federal  Reserve Board, a "loan value" as defined in Regulation G) equal to the lesser of (x) the aggregate  amount of the accrued  interest and principal  then  outstanding  on the loan and (y) the aggregate fair market  value,  at the date of such  termination,  of the shares  purchased  with the original loan, and (ii) repay in full the aggregate  amount of the accrued  interest and principal then outstanding  on the  loan on the  earlier  of (x) the  third  anniversary  of the  date of the
                       Participant's Retirement or (y) the expiration of the original term of the loan.

              -        In the event of the  Participant's  termination of employment due to death or disability,  and if the amount of the  unpaid  accrued  interest  and  principal  of the  loan  60  days  after  the  date of termination  exceeds the then  aggregate  fair market value of the shares  purchased  with the original loan, the Company will forgive,  as of such date, the portion of the accrued interest and principal of the loan in excess of such  aggregate  fair market value of such shares,  and the remaining  accrued  interest and principal amount of the loan shall be immediately due and payable.

         o        The  exercise of the Put Right (as defined  below)  following a Change in Control will be deemed a voluntary early  repayment  of the loan,  so that the proceeds of an exercise of such Put Right will be first applied to the accrued interest and principal of the Participant's loan.
                                                         E-7
                                                                                            EXHIBIT 10.29 (CONTINUED)

                                                   AMENDMENT NO. 1
                                                       TO THE
                                          NAVISTAR INTERNATIONAL CORPORATION
                                               STOCK OWNERSHIP PROGRAM

         o        Interest will accrue on the loan at the  Applicable  Federal Rate in effect on the loan  commencement  date, compounded annually.  However,  interest is payable only at maturity,  except as noted above in the event of certain terminations or upon a voluntary repayment of the loan.

         o        The loan will be a "full recourse" loan,  meaning that you will be obligated to repay the loan with interest even if the value of the shares  purchased with the loan is less than the amount of such repayment;
                  thus, you will be personally at risk with respect to your purchase.

         o        The loan will be "unsecured" except as noted above in the event of certain terminations."

         3.       The form of  Promissory  Note  attached as Exhibit D to the Plan is hereby  deleted in its entirety and replaced with the form of "Promissory Note" attached hereto as Exhibit D.

           IN WITNESS WHEREOF, the undersigned Plan Administrator certifies that the Company based upon action by its Board of Directors dated April 17, 2001, has caused this Amendment No. 1 to be adopted.

         /s/Pamela J. Hamilton
                                                  ------------------
                                                  Pamela J. Hamilton
                                                  Senior Vice President,
                                                  Human Resources and Administration

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